Exhibit 10.1
MTM TECHNOLOGIES, INC.

AMENDMENT NO. 3
TO
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amendment No. 3 (this “Amendment No. 3”) to the Amended and Restated Registration Rights Agreement dated December 10, 2004, as amended by Amendment No. 1 on November 23, 2005 and Amendment No. 2 on March 29, 2009 (together the “Registration Rights Agreement”), among (a) MTM Technologies, Inc., a New York corporation (the “Company”), (b) Steven Rothman, a natural person, (c) Howard Pavony, a natural person (Messrs. Rothman and Pavony collectively, the “Executives”), (d) Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P., (collectively, the “Pequot Stockholders”), and (d) Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC II Partners, LLC (collectively, the “Constellation Stockholders” and collectively with the Pequot Stockholders, the “Investor Stockholders”) is entered into as of April 9, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Registration Rights Agreement.

Background

WHEREAS, the Company has entered into a Securities Purchase Agreement (the “Series A-6 Purchase Agreement”) among the Company, the Pequot Stockholder and the Constellation Stockholders dated as of even date whereby provisions were made for the purchase, sale and issuance of up to 3,367,003 shares of Series A-6 Preferred Stock (the “Series A-6 Preferred Stock”) and detachable warrants to purchase up to 1,014,040 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s common stock ( the “Series A-6 Warrants”);

WHEREAS, the Investor Stockholders are entering into this Amendment No. 3 in order to amend the Registration Rights Agreement and to provide certain registration and other rights with respect to all of the Series A-6 Preferred Stock and Series A-6 Warrants to be issued in connection with the Purchase Agreement; and

WHEREAS, pursuant to Section 13(b) of the Registration Rights Agreement, this Amendment No. 3 requires the consent of the Company, a Pequot Majority in Interest and a Constellation Majority in Interest.

NOW, THEREFORE, in consideration of the mutual premises and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment. The seventh recital to the Registration Rights Agreement shall be amended to read in its entirety as follows:

WHEREAS, pursuant to a Purchase Agreement, dated as of even date herewith (as the same may be amended or supplemented, the “Series A-6 Purchase Agreement”), among the Company and the Investor Stockholders, the Company may issue and sell and the Investor Stockholders may purchase up to 3,367,003 shares of Series A-6 convertible preferred stock, par value $0.001 per share (the “Series A-6 Preferred Stock”) and detachable warrants to purchase up to 1,014,040 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s common stock ( the “Series A-6 Warrants”);

2.
Entire Agreement. This Amendment No. 3 and the Registration Rights Agreement are to be read together as one instrument. The Registration Rights Agreement shall remain in full force and effect, except as modified hereby.

3.
Governing Law. This Amendment No. 3 is made pursuant to, and shall be governed by and construed in accordance with, the laws of the State of New York, other than provisions thereof relating to conflicts of law.

4.	Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be considered an original and which shall together constitute one instrument.

5.	Headings. The titles and subtitles used in this Amendment No. 3 are used for convenience only and are not to be considered in construing or interpreting this Amendment No. 3.

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2

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the date first above written.

COMPANY:

MTM TECHNOLOGIES, INC.

By:______________________________________
Name: Francis J. Alfano
Title: Chief Executive Officer

PEQUOT STOCKHOLDERS:

PEQUOT PRIVATE EQUITY FUND III, L.P.

By:  Pequot Capital Management, Inc.,
        as Investment Manager

By:_____________________________________
Name: Aryeh Davis
Title: General Counsel

                          PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P.

By:  Pequot Capital Management, Inc.,
as Investment Manager

By:_____________________________________
Name: Aryeh Davis
Title: General Counsel

Signature Page to Amendment No. 3 to Registration Rights Agreement

CONSTELLATION STOCKHOLDERS:

CONSTELLATION VENTURE CAPITAL II, L.P.

By: Constellation Ventures Management II, LLC, Its General Partner

By:________________________________
Name:
Title:

CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P.

By:  Constellation Ventures Management II, LLC, Its General Partner

By:______________________________
Name:
Title:

THE BSC EMPLOYEE FUND VI, L.P.

By:  Constellation Ventures Management II, LLC, Its General Partner

By:________________________________
Name:
Title:

CVC II PARTNERS, LLC

By:   Stearns Companies Inc.,
         Its Managing Member

By:______________________________
Name:
Title:

Signature Page to Amendment No. 3 to Registration Rights Agreement